SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 1, 2006
NEXTERA ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-25995	95-4700410

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Exeter Plaza,
699 Boylston Street, Boston,
Massachusetts 02116
(Address of Principal Executive Offices)

(617) 262-0055
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     Effective as of March 1, 2006, the registrant amended its bylaws. These amendments deleted the reference to directors elected by one or more series of preferred stock (formerly in Section 1 of Article III), deleted the restriction on removal of directors (formerly in Section 3 of Article III), removed the requirement that the president of the registrant be an ex officio member of all committees (formerly in Section 7 of Article IV), and, in Article V, clarified a potential ambiguity with respect to the indemnification provisions for employees and agents.
     A copy of the second amended and restated bylaws of the registrant is attached hereto as Exhibit 3.1. The description of the amendments contained in this Item 5.03 is qualified in its entirety by reference to the full text of the second amended and restated bylaws, a copy of which is attached hereto as Exhibit 3.1.

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Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTERA ENTERPRISES, INC.
Date: March 3, 2006	By:	/s/ MICHAEL P. MULDOWNEY
Michael P. Muldowney
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws